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DEAL NAME:            CDC 2004-HE2

DETAILED COLLATERAL INFO                                          530,224,328.11


                                                                  % OF GROUP
                      # OF LOANS  BALANCE          AVG. BALANCE   BALANCE        WAC     WARM           FICO    OLTV          CLTV
------------------------------------------------------------------------------------------------------------------------------------
AGGREGATED                 3,306   530,224,328.11     160,382.43                  7.494             351       616          80.87
------------------------------------------------------------------------------------------------------------------------------------
RATE
10.01-10.5                    84     6,268,938.46      74,630.22         1.18%   10.282             324       574          83.00
10.501-11                     92     5,498,045.38      59,761.36         1.04%   10.844             263       621          90.14
11.001-11.5                   57     2,423,385.70      42,515.54         0.46%   11.372             236       629          90.09
greater than 11.5             59     2,245,057.07      38,051.81         0.42%   12.090             238       626          98.40
                                                                         3.10%
AVERAGE LOAN BALANCE
0-24,999                      62     1,238,747.63      19,979.80         0.23%   11.123             214       642          95.63
25-49,999                    266    10,311,729.06      38,765.90         1.94%    9.715             289       626          87.41
50-74,999                    427    26,958,310.56      63,134.22         5.08%    8.764             324       606          82.36
                                                                         7.26%
400-500k                      90    40,174,649.67     446,385.00         7.58%    6.946             357       640          82.37
500-600k                      23    12,401,238.68     539,184.29         2.34%    7.018             350       643          81.05
600-700k                       6     3,914,995.30     652,499.22         0.74%    7.471             356       593          72.24
700-800k                       1       708,043.31     708,043.31         0.13%    6.445             357       603          66.67
                                                                        10.65%
FICO
N/A or Below 500               -                -              -         0.00%        -               -         -              -
500-525                      292    47,781,074.29     163,633.82         9.01%    8.542             356       514          74.01
526-550                      362    53,877,798.56     148,833.70        10.16%    8.157             355       538          75.55
551-575                      354    55,313,483.20     156,252.78        10.43%    7.760             354       562          78.83
576-600                      394    63,251,533.17     160,536.89        11.93%    7.581             354       589          80.61
601-625                      424    68,193,652.97     160,834.09        12.86%    7.390             349       613          82.63
626-650                      558    85,443,040.75     153,123.73        16.11%    7.227             349       638          83.52
                                                                        70.51%
LTV
80                           724   123,214,887.57     170,186.31        23.24%    7.227             355       633          80.00
80-84                        121    21,374,104.15     176,645.49         4.03%    7.218             354       613          83.55
85-89                        450    76,345,259.09     169,656.13        14.40%    7.550             354       607          86.17
90-94                        514    92,082,764.48     179,149.35        17.37%    7.476             355       625          90.23
95-99                        163    24,318,232.87     149,191.61         4.59%    7.808             350       642          95.24
100                          342    27,146,555.87      79,375.89         5.12%    9.167             303       661         100.00
                                                                        68.74%

2nd Home                      16     2,509,791.13     156,861.95         0.47%    7.456             344       660          83.27
Invest Property              313    41,536,244.22     132,703.66         7.83%    7.553             355       651          79.27
                                                                         8.31%

2nd lien                     294    13,557,151.55      46,112.76         2.56%   10.625             225       661          98.89

Silent Seconds               442    83,833,337.49     189,668.18        15.81%    7.001             356       660          79.56

DOCUMENTATION TYPE
Stated Doc                 1,378   231,948,978.15     168,322.92        43.75%    7.548             351       635          80.51
Limited                      144    25,708,811.53     178,533.41         4.85%    7.211             351       616          81.84
                                                                        48.59%

Cash Out                   1,904   316,239,052.09     166,091.94        59.64%    7.462             353       600          78.71

2-4 Family                   206    43,918,221.97     213,195.25         8.28%    7.248             355       643          79.72
condo                        223    30,540,101.67     136,951.13         5.76%    7.331             351       636          82.42
                                                                        14.04%
Credit Grade
B                            241    36,906,072.18     153,137.23         6.96%    8.033             354       558          75.61
B-                             6     1,290,962.46     215,160.41         0.24%    7.931             356       556          82.01
C+                            68     9,187,009.09     135,103.07         1.73%    8.711             357       540          69.82
C                             76    12,438,877.68     163,669.44         2.35%    8.652             357       547          70.54
C-                            23     3,909,462.35     169,976.62         0.74%    9.919             357       533          64.85
Unknown/NA                   796   113,219,787.71     142,235.91        21.35%    7.498             346       632          82.76
                                                                        33.37%

DEBT TO INCOME RATIO
40-45                        697   115,358,539.84     165,507.23        21.76%    7.468             350       624          82.13
45-50                        853   145,790,350.14     170,914.83        27.50%    7.488             351       617          82.42
50-55                        203    38,069,326.21     187,533.63         7.18%    7.567             350       594          78.65
greater than 55               27     5,422,572.54     200,836.02         1.02%    7.671             356       605          80.47
                                                                        57.46%



                                                        % OF
                                           % OF FULL    PRIMARIY    % SINGLE
                         DTI               DOC          OWNER       FAMILY      % CASHOUT
------------------------------------------------------------------------------------------
AGGREGATED                           40.44       51.07      91.69       76.93       59.64
------------------------------------------------------------------------------------------
RATE
10.01-10.5                           39.44       66.61      92.74       87.11       54.94
10.501-11                            40.87       37.13      95.79       85.87       36.91
11.001-11.5                          42.50       29.20      94.05       79.56       19.51
greater than 11.5                    42.56       23.80      98.21       86.57       14.19

AVERAGE LOAN BALANCE
0-24,999                             38.58       30.84      90.20       70.84       14.26
25-49,999                            37.02       57.68      86.50       85.49       45.38
50-74,999                            37.44       65.63      86.60       82.06       59.75

400-500k                             41.19       44.16      89.44       65.58       52.66
500-600k                             43.12       48.61      95.90       69.97       51.68
600-700k                             40.08       50.35     100.00       83.05       50.01
700-800k                             34.06      100.00     100.00      100.00           -

FICO
N/A or Below 500                         -           -          -           -           -
500-525                              41.15       70.71      97.33       82.41       75.71
526-550                              40.66       65.60      96.73       82.13       78.23
551-575                              39.80       68.33      96.70       83.55       76.12
576-600                              39.74       58.59      93.10       79.65       67.88
601-625                              40.50       53.79      92.81       81.53       60.77
626-650                              40.61       42.02      91.09       74.27       56.07

LTV
80                                   40.82       40.76      88.61       73.44       38.37
80-84                                39.48       60.66      93.79       78.73       79.69
85-89                                40.20       59.84      91.88       78.67       68.18
90-94                                40.86       53.55      90.98       77.10       57.07
95-99                                41.03       53.31      99.47       73.69       42.55
100                                  42.29       52.61      98.94       74.05       28.99


2nd Home                             44.07       38.98          -       46.68       10.92
Invest Property                      37.83       36.99          -       54.79       49.98


2nd lien                             42.81       34.78      98.68       80.40       15.78

Silent Seconds                       41.74       32.56      97.00       76.48       12.81

DOCUMENTATION TYPE
Stated Doc                           40.38           -      89.50       74.13       52.92
Limited                              39.88           -      88.58       80.22       55.03


Cash Out                             40.15       56.57      93.35       78.69      100.00

2-4 Family                           40.47       43.07      72.38           -       58.76
condo                                40.00       45.27      85.80           -       47.26

Credit Grade
B                                    40.84       68.86      93.05       82.17       80.27
B-                                   37.91       85.26      93.82       75.90       33.17
C+                                   41.53       82.35      97.05       89.02       81.37
C                                    40.51       59.97      97.34       90.85       73.37
C-                                   43.07       75.30     100.00       76.88       49.00
Unknown/NA                           39.75       40.04      92.30       78.26       40.70


DEBT TO INCOME RATIO
40-45                                42.68       44.48      92.29       78.80       57.87
45-50                                47.64       52.85      94.23       76.04       56.32
50-55                                52.23       66.83      94.83       74.57       60.21
greater than 55                      58.20       60.21      83.55       63.62       66.27






NOTES: OLTV MEANS THE ORIGINAL LTV OF THE LOAN; CLTV APPLIES IF THERE IS A SILENT 2ND LIEN BEHIND;

FICO RANGE                 ----(less than or equal to)59LTV----          ----60-70 LTV----             ----70-80 LTV----
                                 #             $                     #                $            #            $
<=500                                 2       448,858.90                    0            0.00          1      377,280.09
501-550                              59     8,748,865.80                   94   15,920,640.35        202   32,490,292.40
551-600                              63     8,201,502.29                   71   13,574,941.23        120   19,270,131.30
601-650                              46     6,091,880.04                   50    7,838,444.87        112   19,733,226.20
>650                                 35     4,982,424.75                   36    7,215,862.95        101   20,848,172.91
TOTAL                               205    28,473,531.78                  251   44,549,889.40        536   92,719,102.90



FICO RANGE                           ---- >=80LTV----                 ---- TOTAL----
                                  #           $                 #             $
<=500                                 0             0.00              3       826,138.99
501-550                             296    43,672,935.31            651   100,832,733.86
551-600                             494    77,518,441.55            748   118,565,016.37
601-650                             746   116,067,724.13            954   149,731,275.24
>650                                778   127,222,703.04            950   160,269,163.65
TOTAL                              2314   364,481,804.03           3306   530,224,328.11